UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2008

Geneva Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33247	41-2207517
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

400 Crown Colony Drive, Suite 104, Quincy, Massachusetts	02169
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 617.933.1700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	-	Registrant’s Business and Operations

Item 4.01.		Changes to Registrant’s Certifying Accountant.

On January 31, 2008, Geneva Acquisition Corporation, a Delaware corporation (the “Company”), was notified that the partners of Goldstein Golub Kessler LLP (“GGK”), the Company’s independent registered public accounting firm, became partners of McGladrey & Pullen, LLP (“M&P”) pursuant to a limited asset purchase agreement and that, as a result thereof, GGK has resigned as the independent registered public accounting firm for the Company.  On February 4, 2008, M&P was engaged as the Company’s new independent registered public accounting firm, which engagement had been approved by the audit committee of the Company’s board of directors.

The audit reports of GGK on the financial statements of the Company at February 16, 2007 and December 31, 2006 and for the periods then ended did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the December 31, 2006 financial statements included a going concern explanatory paragraph.

During the period from June 2, 2006 (inception) through December 31, 2007 (the end of the Company’s most recent fiscal year) and through the date of this Current Report on Form 8-K, there were: (i) no disagreements between the Company and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreements in their reports on the Company’s financial statements for such periods and (ii) no reportable events within the meaning set forth in Item 304(a)(l)(v) of Regulation S-K.

During the period from June 2, 2006 (inception) through December 31, 2007 (the end of the Company’s most recent fiscal year) and through the date of this Current Report on Form 8-K, the Company did not consult with M&P on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and M&P did not provide either a written report or oral advice to the Company that M&P concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was the subject of any disagreement, as defined in Item 304(a)(l)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(l)(v) of Regulation S-K.

The Company has provided to GGK a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and has requested that GGK furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not GGK agrees with the Company’s statements in this Item 4.01.  A copy of the letter dated February 4, 2008 furnished by GGK in response to that request and agreeing with the Company’s statements herein is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1	Letter addressed to the Securities and Exchange Commission, dated February 4, 2008, indicating GGK’s agreement with the statements contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEVA ACQUISITION CORPORATION

	By:	/s/ John F. Rousseau, Jr.
		Name:	John F. Rousseau, Jr
		Title:	Chief Operating Officer

Dated: February 5, 2008

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Letter addressed to the Securities and Exchange Commission, dated February 4, 2008, indicating GGK’s agreement with the statements contained in this Current Report on Form 8-K.